EXCLUSIVE DOMAIN NAME LICENSE AGREEMENT

     This Exclusive Domain Name License Agreement ("Agreement") is made and entered into by and between Onramp Access, Inc., a Texas corporation ("Licensor"), and Telco Billing, Inc., a Nevada corporation ("Licensee"), an wholly owned subsidiary of YP.Net, Inc.

                                    RECITALS

     WHEREAS, Licensor owns the Internet domain name yp.com and all property rights associated therewith no matter how denominated (the "Domain Name"); and

     WHEREAS, Licensee desires to obtain an exclusive right to use the Domain Name in connection with its business pursuits.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, it is hereby mutually agreed as follows:

                                    AGREEMENT

                                    ARTICLE 1
                                  LICENSE GRANT

     1.1     Grant.  Subject  to  the  terms  and  conditions  set forth herein,
             -----
Licensor hereby grants to Licensee, throughout the Licensed Term as defined below, the exclusive right and license to use, copy, publicly display, edit, revise, perform, distribute, or otherwise make available on or through Internet Sites the Domain Name in connection with the Licensee's business, including but not limited to any advertising and merchandising of products or services.

     1.2     Exclusivity.  Throughout  the  Licensed  Term the Licensee's rights
             -----------
shall be exclusive and the Licensor shall not use the Domain Name in any way, manner or form (other than performing, as the Registrant, management of the Domain Name Registration account with the Registrar), nor shall the Licensor grant or undertake to grant any other license relating to the Domain Name to another licensee.

     1.3     Licensee's  Right  to  Sublicense.  Licensee  may  enter  into
             ---------------------------------
sublicenses with sub-licensees with respect to the use of the Domain Name only with the prior written approval of the Licensor which approval shall not be unreasonably withheld. The Right to Sublicense shall become unconditional and absolute once Licensee has fully complied with the terms of this Agreement.

     1.4     Compliance  With  Domain  Name  Registration  Agreement.  Licensee
             -------------------------------------------------------
hereby agrees to comply with and adhere to the provisions of the Domain Name Registration Agreement. During the Licensed Term, Licensor shall remain as the Registrant of the Domain Name and shall pay all necessary fees to continue the registration, and manage the Domain Name Registration account with the Registrar. Licensor shall manage the Domain Name Server

(DNS) addresses associated with the Domain Name to point to DNS addresses as requested by Licensee. Licensee shall become the Registrant and the owner of the Domain Name if this Agreement is converted into a purchase and sale agreement pursuant to Article 2.2 herein, but Licensor shall remain as the Registrant and the owner of the Domain Name if this Agreement is not converted into a purchase and sale agreement pursuant to Article 2.2 herein.

                                    ARTICLE 2
                               TERM OF THE LICENSE

     2.1     Licensed  Term.  The  License  under this Agreement shall remain in
             --------------
effect for a period of three (3) years from the effective date of this Agreement, unless it is terminated earlier in accordance with the provisions and terms contained herein.

                                   Article 2.1
                           Appointment of Escrow Agent

    2.1.1 Appointment. The parties shall appoint Arizona Escrow & Financial Corporation as the Escrow Agent for the purposes of transfer of the License Fee as set forth in Article 4, and the transfer of the right, title and interest to the domain name as set forth in Article 2.2. The Escrow Agent shall provide the following services:

          i. Receive in its escrow capacity the License Fee consisting of $250,000.00 and 100,000 shares of stock of YPNT from Telco and an Irrevocable And Durable Limited Power of Attorney from Onramp;

          ii. The Irrevocable And Durable Limited Power of Attorney by Onramp shall grant the Escrow Agent the power to execute and complete the transfer of ownership of the Domain Name to Licensee by completing a Registrant Name Change Agreement through which Licensee will become the Registrant of the Domain Name and thereby become the owner of the Domain Name, and/or such further documents, Agreement, Bills of Sale, Assignment and/or other documents as may be necessary to effectuate the transfer of the right, title and interest to the Domain Name from Licensor to Licensee. The Irrevocable And Durable Limited Power of Attorney is appended hereto as Exhibit "A" and is by this reference made a part of this Agreement for all purposes.

          iii. Upon execution of this Agreement by all parties hereto and the receipt of a Limited Power of Attorney from Onramp, transfer the License Fee consisting of $250,000.00 and 100,000 shares of YPNT stock to Onramp.

          iv. Escrow Agent shall exercise its powers pursuant to the Irrevocable And Durable Limited Power of Attorney and shall complete the transfer ownership of the Domain Name to Licensee by completing a Registrant Name Change Agreement through which Licensee will become the

               Registrant of the Domain Name and thereby become the owner of the Domain Name under any of the following conditions:

               a. At any time after all restrictions on the stock have been removed, but prior to the termination of this Agreement pursuant to Article 2 herein, either party has provided Escrow Agent with a quotation from the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), National Association of Security Dealers Automated Quotes (NASDAQ), or Over-the-Counter Bulletin Board (OTCBB) stock market(s) that the YPNT stock (stock symbol "YPNT"), has maintained an open and close price above Three Dollars ($3.00) per share (split-adjusted) for three (3) consecutive trading days; or

               b. Escrow Agent has received notice from either party that this Agreement has reached its full three (3) year term under
                    Article 2 herein, and Licensee makes payment contemplated in Paragraph 2.2.2, Option 1 to Escrow Agent; or

               c. Escrow Agent has received notification that Licensor has sold all of the 100,000 shares of YPNT as contemplated pursuant to paragraph 2.2.2 Option 2; or

               d. Escrow Agent has received notice that Licensee has exercised its option pursuant to 2.2.3 of the Agreement, and Licensee makes payment pursuant to 2.2.3 to Escrow Agent.

          v. Except for the Licensee Fee payment of $250,000.00 and 100,000 shares of YPNT stock which Escrow Agent shall transfer to Licensor as indicated in 2.1.1(iii) above, Escrow Agent shall not distribute any funds paid on the account of Licensor contemplated in 2.1.1.(iv) above without also transferring the YPNT shares to Telco.

          vi. Otherwise act in accordance to the Escrow Instructions a copy of which is appended hereto as Exhibit "B" and is by this reference made a part of this Agreement for all purposes.

    2.1.2 Payment of Escrow Fees. Telco shall be responsible for the payment of any and all escrow fees incurred in connection with the escrow contemplated pursuant to Article 2.1.

                                   ARTICLE 2.2
                          AUTOMATIC VESTING OF TITLE TO
                                   DOMAIN NAME

     2.2.1     Conversion (Share Price Minimum).  If at any time during the term
               --------------------------------
of this Agreement, after all restrictions on the sale or transfer of the Licensee's parent's common stock issued pursuant to Article 4 herein have been removed, the Licensee's parent's common stock (Licensee's parent's common stock is the common stock of YP.Net, Inc (stock symbol "YPNT"), the parent company of Telco Billing, Inc.) maintains an open and close price above Three Dollars ($3.00) per share (split-adjusted) for three (3) consecutive trading days on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), National Association of Security Dealers Automated Quotes (NASDAQ), or Over-the-Counter Bulletin Board (OTCBB) stock market, this License Agreement shall expire and all right, title and interest in the Domain Name shall automatically vest in Licensee.

     2.2.2. Conversion (Share Resale - Licensor's Options).
     -----------------------------------------------------

     Option  1:  If  this  Agreement  reaches its full three (3) year term under
Article 2 herein, Licensor may at its option convert this License Agreement into a purchase and sale agreement through which Licensee will become the owner of the Domain Name. Licensor may at any time between June 1, 2006 and September 1, 2006 give notice to Licensee and Escrow Agent of its intent to exercise its right to resell (put) the Licensee's parent's common stock, issued pursuant to
Article 4 herein, to Licensee at the price of Three Dollars ($3.00) per share (split-adjusted). Notice by Licensor must be given to Licensee and Escrow Agent pursuant to the Notice provisions of Article 9 herein. Upon such notice, Licensee shall within thirty (30) days of such notice pay the Escrow Agent on account of Licensor Three Hundred Thousand Dollars ($300,000.00) in certified funds in exchange for the stock. Upon payment by Licensee, this License
Agreement shall expire and all right, title and interest in the Domain Name shall automatically vest in Licensee. In this share resale event, Licensor may at its option resell to Licensee all, none, or any portion of the Licensee's parent's common stock, at the price of Three Dollars ($3.00) per share (split-adjusted), such that the total purchase price may not exceed the total of Three Hundred Thousand Dollars ($300,000.00), but in any event Licensor must still complete the transfer of ownership of the Domain Name to Licensee.

     Option 2: At any time during the term of this Agreement, after all restrictions on the sale or transfer of the Licensee's parent's common stock issued pursuant to Article 4 herein have been removed, Licensor shall have the right to sell all or any portion of the 100,000 shares of Licensee's Parent's common stock even if such shares trade at less than $3.00 per share. In such event, Licensee shall not be responsible for the difference between the selling price and $3.00 for any shares so sold. In the event the selling price is greater than $3.00 per share, the Licensee shall be given credit for such greater price per share but only to reduce Licensee's liability pursuant to Paragraph 2.2.1 above. In the event Licensor sells all or any portion of the 100,000 shares pursuant to this Option 2, only the remaining shares shall be subject to the terms of paragraph 2.2.1 and 2.2.3, and any credit for shares sold at a price greater than $3.00 per share shall be applied toward the remaining shares.

     2.2.3     Conversion  (Share  Resale  -  Licensee's  Option).  At  any time
               --------------------------------------------------
during the term of this Agreement, Licensee may convert this License Agreement into a purchase and sale agreement through which Licensee will become the owner of the Domain Name by giving notice to Licensor and Escrow Agent of its intent to exercise its right to buy back the Licensee's parent's common stock, issued pursuant to Article 4 herein, from Licensor. Notice by Licensee and Escrow Agent must be given to Licensor pursuant to the Notice provisions of Article 9 herein. In the event of such a conversion of this Agreement, the purchase price for Licensor's parent's common stock shall be payable to Escrow Agent on account of Licensor and shall be the higher of:

               i.   Three  Dollars  ($3.00)  per  share  (split-adjusted);  or

               ii. The average closing price of the stock for the three trading days prior to the date on which Licensee gives it Notice pursuant to the Notice provisions of Article 9 herein.

In this share resale event, Licensor may at its option re-sell to Licensee all, none, or any portion of the stock, at the agreed purchase price (split-adjusted), but in any event Escrow Agent shall be authorized to complete the transfer of ownership of the Domain Name to Licensee. This provision is intended to accommodate situations such as if Licensor had during the Licensed Term sold some or all of the stock, and is unable to repurchase sufficient shares to exchange in the resale. Upon such notice, Licensee shall within thirty (30) days pay Escrow Agent on the account of Licensor the purchase price in certified funds in exchange for the stock. Upon payment by Licensee, this License Agreement shall expire and all right, title and interest in the Domain Name shall automatically vest in Licensee.

                                    ARTICLE 3
                               LICENSEE'S EFFORTS

     3.1     Licensee's  Discretion.  Licensee  shall  have  sole, absolute, and
             ----------------------
unfettered discretion to commercialize the Domain Name and use it in its business as it sees fit. Licensee agrees and understands that it shall bear sole responsibility for all costs and expenses associated with using the Domain Name in its business.

     3.2     No  Partnership  of  Agency.  Licensor  and Licensee mutually agree
             ---------------------------
that they are independent contractors, and neither party represents, nor in the future shall they represent, that they are a joint venturer, franchiser, franchisee, partner, broker, employee, servant, agent, or representative of the other party for any purpose. Neither party shall have the authority to make any representation or incur any obligations on behalf of the other party and neither party shall be responsible for the acts or omissions of the other party.

     3.3     Domain  Name  Ownership  of  Licensee's  Content.  All content that
             ------------------------------------------------
Licensee develops or acquires, and displays, exhibits, broadcasts, shows, or makes available or otherwise uses in connection with the license granted under this Agreement, shall be the property of the Licensee, and the Licensor shall not have any right, title, or interest in such content.

     3.4     Liability  for  Licensee's  Content.  The  Licensee shall be solely
             -----------------------------------
responsible for the engineering, production, maintenance, and monitoring of all content which is made available to the public, and the Licensee shall be liable for any errors, omissions, and/or inaccuracies of the content.

                                    ARTICLE 4
                                   LICENSE FEE

     4.1     License  Fee.  Licensee  shall  pay  Licensor Two Hundred and Fifty
             ------------
Thousand Dollars ($250,000.00) in certified funds and issue Licensor One Hundred Thousand (100,000) shares of Licensee's parent's common stock (YPNT) for the license grant. This stock shall be restricted only to the extent required under law, such as SEC Rule 144. This License Fee shall be paid by the Licensee to the Licensor upon execution of this Agreement.

                                    ARTICLE 5
             DOMAIN NAME OWNERSHIP AND PROTECTION OF THE DOMAIN NAME

     5.1     Ownership  of  Domain  Name.  Licensee  and Licensor agree that the
             ---------------------------
Licensor is the rightful owner of the Domain Name and the Licensee agrees that it shall not claim any title to or right to use the Domain Name except as is provided for under this Agreement.

     5.2     Protection  of  the Domain Name.  In the event that Licensee learns
             -------------------------------
of any infringement or unauthorized imitation of the Domain Name or of any use by any unauthorized person or entity, Licensee shall promptly notify Licensor. Licensee shall cooperate with Licensor in all respects relative to the protection of the domain name, including the rights to the Domain Name of Licensee pursuant to this Agreement, including, without limitation, by being a plaintiff in an action or causing its officers to execute pleadings as well as any other necessary documents. Licensor shall be required to take any action that it deems reasonable under the circumstances for the protection of the Domain Name and the rights to the Domain Name of Licensee pursuant to this Agreement. If an action is deemed unreasonable by Licensor, Licensee may then take such action at its own expense. In such event Licensor shall, at Licensee's expense, render all reasonable assistance to Licensee in connection therewith.

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

     6.1     Representations  and  Warranties  of Licensor.  Licensor represents
             ---------------------------------------------
and warrants to Licensee the following:

          (a) Licensor is a Texas corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

          (b) Licensor represents and warrants that the execution of this Agreement by it has been duly authorized.

          (c) Licensor is the Registrant of the Domain Name, and it is not aware of any material facts not disclosed herein, indicating that the use of the Domain Name might infringe upon any Intellectual Property or other rights vested in a third party.

          (d) Licensor has used the Domain Name and mark in Commerce since on or about December 06, 1994 and has not transferred, waived, given or otherwise disposed of any rights associated with the Domain Name except as provided herein to Licensee.

     6.2     Representations  and  Warranties  of Licensee.  Licensee represents
             ---------------------------------------------
and warrants to Licensor the following:

          (a) Licensee is a Nevada corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

          (b) Licensee represents and warrants that the execution of this Agreement by it has been duly authorized.

     6.3 Licensor and Licensee are aware of United States Service Mark Registration No. 2,369,998 ("the '998 Registration"), which is for a design mark that includes the letters "y" and "p" as a component of the mark. Upon review of the '998 Registration, Licensor and Licensee have concluded and are confident that use of the Domain Name is not an infringement of the '998 Registration.

     6.4     Survival.  All  representations and warranties made hereunder shall
             --------
survive the termination of this Agreement. Both Licensor and Licensee agree to indemnify, defend, and hold the other party harmless from any claims or demands made which adversely relate to the representations or warranties given under this Agreement.

                                    ARTICLE 7
                                   TERMINATION

     7.1     Expiration/Termination.  In  the event of expiration or termination
             ----------------------
of this Agreement other than by compliance of the terms hereof, by either party, then the license granted to the Licensee by the Licensor under this Agreement shall immediately revert to the Licensor, provided however, that any other Intellectual Property owned by Licensee hereunder shall remain the property of the Licensee. Upon expiration or termination of this Agreement, the Licensee shall cease all use of the Domain Name, unless this License Agreement is converted into a purchase and sale agreement pursuant to Article 2.2 herein through which Licensee may become the owner of the Domain Name.

     7.2     Termination  for Breach.  Either party may terminate this Agreement
             -----------------------
by sending written notice to the other party if such party breaches any provision or fails to perform any of its obligations under this Agreement and does not remedy such failure within thirty (30) days after written notice has been received by such party. A termination of the Agreement for breach shall subject the breaching party to damages for breach of Agreement.

     7.3     Termination  for  Other  Grounds.  This  Agreement  shall terminate
             ---------------------------------
automatically upon the occurrence of any of the following events: (a) Licensee shall become insolvent; or (b) Licensee shall apply for, or consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator, or other custodian for, any of its assets, or make a general assignment for the benefit of creditors; or (c) in the absence of such application, consent or acquiescence, a trustee, receiver, sequestrator or other custodian shall be appointed for Licensee for a substantial part of its assets for the benefit of creditors, and not discharged within thirty (30) days; or (d) any bankruptcy reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law shall be commenced in respect of Licensee, and, if not commenced by Licensee, shall be consented to or acquiesced in by Licensee, or shall result in the entry of an order for relief (or its substantial equivalent) or shall remain for thirty (30) days undismissed; or (e) the filing of a petition by or against Licensee under the United States Bankruptcy Code, as amended, or under the insolvency laws of any state, or Licensee or a third party commences a proceeding or files a petition of similar import under another applicable bankruptcy or insolvency law in which Licensee is the subject of such action; or (f) Licensee defaults on a common law or statutory lien.

     7.3.1. Notwithstanding the foregoing, in the event that pursuant to the U.S. Bankruptcy Code or any amendment or successor thereto (the "Code") a trustee in bankruptcy of Licensee or an Affiliate, as debtor, is permitted to assign this Agreement to a third party, which assignment satisfies the requirements of the Code, the trustee or Licensee or such Affiliate, as the case may be, shall notify Licensor of same in writing. Said notice shall set forth the name and address of the proposed assignee, the proposed consideration for the assignment and all other relevant details thereof. The giving of such notice shall be deemed to constitute an offer to Licensor to have this Agreement assigned to it or to this designee for such consideration, or its equivalent in money, and upon such terms as are specified in the notice. The aforesaid offer may be accepted only by written notice given to the trustee or Licensee or such Affiliate, as the case may be, by Licensor within sixty (60) days after Licensor's receipt of the notice from such party. If Licensor fails to give its notice to such party within said sixty (60) days, such party may complete the assignment referred to in its notice, but only if such assignment is to the entity named in said notice and for the consideration and upon the terms specified therein. Nothing contained herein shall be deemed to preclude or impair any rights which Licensor may have as a creditor in any bankruptcy proceeding.

                                    ARTICLE 8
                                 INDEMNIFICATION

     8.1     Indemnification.   Licensor,  at  its  expense,  shall  defend  and
             ---------------
indemnify and save and hold Licensee harmless from and against any and all liabilities, claims, causes of actions, suits, damages, and expenses, including reasonable attorneys' fees and expenses, for which Licensee becomes or may become liable, or may incur or be compelled to pay by reason of claims of infringement of any patent, copyright or trademark of which Licensor has notice or reason to know prior to the date of this agreement but which are not disclosed in this agreement, related to the Domain Name or performance of this Agreement. Licensee, at its expense, shall defend and indemnify and save and hold Licensor harmless from and against any and all liabilities, claims, causes of actions, suits, damages, and expenses, including reasonable attorneys' fees and expenses, for which Licensor becomes liable, or may incur or be compelled to pay by reason of any actions, whether of omission or commission, that may be committed or suffered by Licensee or any of its directors, officers, agents, or affiliates in connection with

Licensee's performance of this Agreement. The provisions of this Article 8 shall survive the termination of this Agreement

                                    ARTICLE 9
                                     NOTICE

     9.1     Notice.  All  demands  and  notice given hereunder shall be sent by
             ------
certified mail, return receipt requested, or by hand delivery, with a receipt therefore, at the addresses set forth below or to such other addresses as each party may designate by certified mail, return receipt requested, or by hand delivery, with a receipt therefore. Notice shall be deemed delivered three (3) days after its placement in the mail or the day upon which it is delivered, if hand delivered. All notice shall be given to all parties and persons whose names and addresses appear below:

Licensor:
               Chad Kissinger, President
               Onramp Access, Inc.
               3012 Montopolis Drive, Suite 300
               Austin, Texas 78741

               And to:
               Richard P. Kissinger, Esq.
               KISSINGER & FELLMAN, P.C.
               Ptarmigan Place, Suite 900
               3773 Cherry Creek N. Drive, Suite 900
               Denver, Colorado 80209

Licensee:
               Telco Billing, Inc.
               President
               4840 East Jasmine Street, Suite 105
               Mesa, Arizona 85205

               And to:
               Peter Strojnik, Esq.
               PETER STROJNIK, P.C.
               3030 North Central Avenue
               Suite 1401
               Phoenix, Arizona 85012

               Escrow Agent:
               Don Graham, President
               ARIZONA ESCROW & FINANCIAL CORPORATION
               3700 North 24th Street, Suite 130
               Phoenix, Arizona 85016

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1     Governing  Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of Texas. Both parties agree that Texas courts shall have exclusive jurisdiction over any disputes related to this Agreement and that the sole venue for any such disputes shall be in Texas.

     10.2     Specific  Enforcement.  Both  parties acknowledge that any actions
              ---------------------
in breach or violation of this Agreement could materially and irreparably harm the Domain Name, Licensor, or Licensee and that the parties could not and would not be adequately compensated by monetary damages. In the event of a breach or reasonably likely breach of this Agreement, by reason of the inadequacy of monetary damages as a remedy to such breach, the injured party shall have the right to obtain temporary or permanent injunctive or mandatory relief in a court of competent jurisdiction, it being the intention of the parties that this Agreement be specifically enforced to the maximum extent permitted by law.

     10.3     Entire  Agreement.  This  Agreement  and  the  attached  Escrow
              -----------------
Instructions contain all of the agreements of the parties with respect to any matter covered or mentioned in this Agreement, and no prior agreements or understandings pertaining to any such matter shall be effective for any purpose.

     10.4     Successors  and Assigns.  This Agreement shall be binding upon and
              -----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     10.5     Severability.  Any  provision  of this Agreement which shall prove
              ------------
to be invalid or void shall in no way affect, impair or invalidate any remaining provisions and all remaining provisions shall remain in full force and effect.

     10.6     Prevailing  Party.  In  the  event  any  action,  proceeding  or
              -----------------
litigation, judicial or non-judicial, arises out of the subject matter of this Agreement, the prevailing party shall be entitled to payment of all costs, expenses, and attorneys' fees.

     10.7     Amendment  and  Waiver.  This  Agreement  may  not  be modified or
              ----------------------
amended, and the observance of any term of this Agreement may not be waived, except with the prior written consent of all parties.

     10.8     Counterparts.  Two  (2) or more duplicate copies of this Agreement
              ------------
may be signed by the parties, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     10.9 Dismissal of Complaint. On April 29, 2003, Licensee filed in the Maricopa County Superior Court a Verified Complaint ("Complaint") captioned Yp.Net, Inc v. Onramp Access, Inc., cause no. CV 2003-008232, asserting a right to the Domain Name. Upon execution of this Agreement, the Complaint shall be dismissed with prejudice in the form of Notice Of Voluntary Dismissal With Prejudice appended hereto.

     IN WITNESS WHEREOF, the parties caused this Agreement to become effective as of the date last executed below by their duly authorized corporate officers.

ONRAMP ACCESS, INC.                      TELCO BILLING, INC.


By:___/s/  Chad  Kissinger_________      By:     /s/  Angelo Tullo
                                            -----------------------------------
     Chad Kissinger, President               Angelo Tullo, President

Date:     __7-9-2003_______________      Date:     ___July 8th 2003____________





STATE OF TEXAS          )
                        ) ss.
COUNTY OF TRAVIS        )

     On this _9_ day of __July_____, 2003, before me, the undersigned Notary Public, in the state of Texas, County of Travis, personally appeared Chad Kissinger, as president of ONRAMP ACCESS, INC. known to me or satisfactorily proved to me to be the person whose name is subscribed to the foregoing instrument, acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


__/s/ Zelda Kay Welch
---------------------
Notary Public

My Commission Expires:

___4/18/2007
---------------------

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

     On this _8th day of __July___, 2003, before me, the undersigned Notary Public, in the state of Arizona, County of Maricopa, personally appeared Angelo Tullo, as president of TELCO BILLING, Inc. known to me or satisfactorily proved to me to be the person whose name is subscribed to the foregoing instrument, acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


__/s/ Margaret M Molter
-----------------------
Notary Public

My Commission Expires:

__9/22/2003
--------------------

                                    GUARANTY

     FOR VALUABLE CONSIDERATION, and as inducement to Onramp Access, Inc. ("Onramp") to enter into the Exclusive Domain Name License Agreement ("Agreement") set forth above, YP.Net, Inc. ("YP.Net") hereby unconditionally guarantees to Onramp the prompt performance of all obligations of Telco Billing, Inc. ("Telco") under the Agreement, including the payment of Onramp's reasonable costs of collection and attorneys fees if negotiation, arbitration, or litigation is necessary to enforce Telco's obligations. Onramp shall not be required to proceed against Telco or enforce any other remedy before proceeding directly against YP.Net, Inc. should enforcement of the Agreement become necessary.


YP.NET,  INC.


By:   __/s/  Angelo Tullo___________
      Angelo  Tullo,  President

Date: __ July 8th 2003______________


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

     On this _8th day of __July__, 2003, before me, the undersigned Notary Public, in the state of Arizona, County of Maricopa, personally appeared Angelo Tullo, as president of YP.NET, Inc. known to me or satisfactorily proved to me to be the person whose name is subscribed to the foregoing instrument, acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


   /s/Margaret M Molter
-----------------------
Notary Public


My Commission Expires:

   9/22/2003
--------------------

Peter Strojnik, 6464
The Law Firm of
PETER STROJNIK
3030 North Central Avenue, Suite 1401
Phoenix, Arizona 85012
602-297-3019
WWW/STROJNIK.COM
Attorney for Plaintiff


                      IN THE MARICOPA COUNTY SUPERIOR COURT
                         IN AND FOR THE STATE OF ARIZONA

YP.NET, INC., a Nevada Corporation,    )  NO.  CV2003-008232
                                       )
                             Plaintiff,)  NOTICE OF VOLUNTARY DISMISSAL
                                       )         WITH PREJUDICE
v.                                     )
                                       )          (Rule 41(a))
ONRAMP ACCESS, INC., a Texas           )
Corporation; JOHN AND JANE DOES AND    )
XYZ ENTITIES I-X                       )
                           Defendants. )
---------------------------------------




     Pursuant  to  Arizona  Rules  of  Civil  Procedure,  Rule  41(a), Plaintiff

herewith  gives notice of voluntary dismissal of the above captioned cause, with prejudice.

     DATED this ____th day of July, 2003.

                                        THE  LAW  FIRM  OF
                                        PETER  STROJNIK,  P.C.


                                        ---------------------------------------
                                        Peter  Strojnik
                                        Attorneys  for  Plaintiff


The original of the foregoing
filed this ___ day of July, 2003 with:

Clerk of the Superior Court
201 West Jefferson
Phoenix, Arizona 85003


_____________________________

                     ESCROW AGREEMENT REGARDING DOMAIN NAME
                                  "WWW.YP.COM"


This ESCROW AGREEMENT, dated July 8, 2003 ("Escrow Agreement") is entered into by and among Telco Billing, Inc. ("Telco") and Onramp Access, Inc. ("Onramp"), and Arizona Escrow And Financial Corporation, ("Arizona Escrow") as escrow agent, and is assigned Escrow Number 23-1266.

                                    RECITALS

1. On July 8, 2003, Onramp and Telco entered into Exclusive Domain Name License Agreement ("Agreement") for the exclusive use of the domain name www.yp.com ("domain name") by Telco; pursuant to the terms of the Agreement, upon the occurrence of contingencies contained in Article 2 thereof, the right, title and interest to the domain name shall automatically vest in Telco.

2. The Agreement further provides that Telco shall pay the sum of $250,000.00 in cash and 100,000 shares of stock of YP.NET, INC. in escrow for the purpose of payment under the Agreement ("Escrow Funds").

3. The Agreement further provides that Onramp shall execute in favor of Arizona Escrow a Irrevocable and Durable Limited Power of Attorney ("POA"), granting Arizona Escrow the right and power to execute and complete the transfer of ownership of the Domain Name to Telco by completing a Registrant Name Change Agreement through which Telco will become the Registrant of the Domain Name and thereby become the owner of the Domain Name, and/or such further documents, agreement, bills of sale, assignment and/or other documents as may be necessary to effectuate the transfer of the right, title and interest to the Domain Name from Onramp to Telco.

4. The Agreement further provides that upon proper notice that the conditions set forth in paragraphs 2.2.1 or 2.2.2 or 2.2.3 of the Agreement have been satisfied, Arizona Escrow shall execute and complete the transfer of ownership of the Domain Name to Telco by completing a Registrant Name Change Agreement through which Telco will become the Registrant of the Domain Name and thereby become the owner of the Domain Name, and/or such further documents, Agreement, Bills of Sale, Assignment and/or other documents as may be necessary to effectuate the transfer of the right, title and interest to the Domain Name from Onramp to Telco.

5. This Escrow Agreement shall govern the terms upon which Arizona Escrow shall receive and distribute all consideration being exchanged under the Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Acceptance  of Appointment; Deposit of Escrow Funds; Deposit of Irrevocable
     ---------------------------------------------------------------------------
     Limited  Power  of  Attorney.
     -----------------------------

     Arizona Escrow hereby agrees to act as Escrow Agent under this Escrow Agreement subject to the conditions set forth herein. Telco agrees to deposit the Escrow Funds with Arizona Escrow on the date hereof. Onramp agrees to execute the POA for the purposes set forth herein.

2.   Distribution of Escrow Funds.
     -----------------------------

     Arizona Escrow shall distribute the Escrow Funds to Onramp upon the occurrence of the events described in paragraph 4.1(ii) below.

3.   Execution Of Transfer Documents.
     --------------------------------

     At the time specified in paragraph 4 below, Arizona Escrow shall, pursuant to the terms of the POA, a copy of which is appended hereto as Exhibit "B" and is by this reference made a part hereof for all purposes, execute and complete the transfer of ownership of the Domain Name to Telco by completing a Registrant Name Change Agreement through which Telco will become the Registrant of the Domain Name and thereby become the owner of the Domain Name, and/or such further documents, Agreement, Bills of Sale, Assignment and/or other documents as may be necessary to effectuate the transfer of the right, title and interest to the Domain Name from Onramp to Telco. Arizona Escrow shall be provided the forms necessary for the transfer of ownership of the Domain Name by Telco, and shall be entitled to rely on such forms in completing its escrow duties hereunder.

4.   Duties of Escrow Agent
     ----------------------

4.1  The Escrow Agent shall provide the following services:
     ------------------------------------------------------

     i. Receive in its escrow capacity the License Fee consisting of $250,000.00 and 100,000 shares of stock of YPNT from Telco and an Irrevocable And Durable Limited Power of Attorney ("POA") from Onramp pursuant to the Exclusive Domain Name License Agreement a copy of which is appended hereto as Exhibit "A" and by this reference made a part hereof.

     ii. Upon execution of the Exclusive Domain Name License Agreement by all parties thereto and the receipt of the Irrevocable And Durable Limited Power of Attorney from Onramp, transfer the License Fee consisting of $250,000.00 and 100,000 shares of YPNT stock to Onramp.

     iii. Under the powers provided in the POA execute and complete the transfer ownership of the Domain Name to Licensee by completing a Registrant Name Change Agreement through which Licensee will become the Registrant of the Domain Name and thereby become the owner of the Domain Name under any of the following conditions:

          a. At any time after all restrictions on the stock have been removed, but prior to the termination of this Agreement pursuant to Article 2 of the Exclusive Domain Name License Agreement, either party has provided Escrow Agent with a quotation from the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), National Association of Security Dealers Automated Quotes (NASDAQ), or Over-the-Counter Bulletin Board (OTCBB) stock market(s) that the YPNT stock (stock symbol "YPNT"), has maintained an open and close price above Three Dollars ($3.00) per share (split-adjusted) for three (3) consecutive trading days; or

          b. Escrow Agent has received notice from either party that the Agreement has reached its full three (3) year term under Article 2 of the Agreement, that Licensor has exercised its option and Licensee makes payment pursuant to Paragraph 2.2.2, Option 1 of the Agreement to Escrow Agent; or

          c. Escrow Agent has received notification that Licensor has sold all of the 100,000 shares of YPNT as contemplated pursuant to paragraph 2.2.2, Option 2 of the Exclusive Domain Name License Agreement; or

          d. Escrow Agent has received notice that Licensee has exercised its option pursuant to 2.2.3 of the Exclusive Domain Name License Agreement, and Licensee makes payment pursuant to 2.2.3 of the Agreement to Escrow Agent.

     iv.  Receive  in  its  escrow  capacity the payments described in paragraph
          (iii)(b) or (d) above, and the YPNT stock to be purchased and/or sold by Licensor under the circumstances described in Article 2.2 of the Agreement.

     v. Distribute the funds and stock received under paragraph (iv) above to Telco and/or Onramp as appropriate in accordance with the terms of Articles 2, 2.1 and 2.2 of the Agreement.

4.2 Upon completion of the conditions set forth in Paragraph 4.1(iii) above, Arizona Escrow shall further exercise the powers granted to it by the POA by causing the Domain Name to be forwarded to www.yp.net or as otherwise directed
                                             ----------
by Telco. Telco shall provide all forms needed to accomplish the task contemplated hereunder.

4.3 Upon completion of the conditions set forth in Paragraph 4.1(iii) above, Arizona Escrow shall further exercise the powers granted to it by the POA by causing the Domain Name to be placed in a Locked Status by Registrar. Telco shall provide all forms needed to accomplish the task contemplated hereunder.

5.   Dispute by Onramp or Telco.
     ---------------------------

5.1 In the event any Notice referenced in paragraph 4.1 above is given by either party to Arizona Escrow, Arizona Escrow shall immediately notify the other party that the notice has been received. The other party may then dispute such Notice by giving Arizona Escrow written notice of its objection (an "Objection Notice") within 5 days of receipt by Arizona Escrow of the Notice
 -----------------
stating:

     (a)  that  the  objecting  party  disputes  or  objects  to  Notice;

     (b) the reasons for such objections or dispute, set forth in reasonable detail;

     (c) that the objecting party has delivered a copy of its Objection Notice to the other party and the date on which such copy was delivered; and

     (d) the portion of the Notice, if any, for which there is no dispute or objection.

     Whenever there shall be delivered to Arizona Escrow an Objection Notice, Arizona Escrow shall thereupon notify the non-objecting party of its receipt.

5.2 In the event that Telco and Onramp are unable to resolve the dispute within 30 days of the date on the Objection Notice, Telco and Onramp shall jointly initiate a declaratory judgment litigation to resolve the dispute. It is specifically agreed that in the event litigation is commenced, the objecting party's reasons for the objection shall be limited to the reasons stated in the Objection Notice, and no parol evidence shall be permitted to add to, embellish, clarify, explain or vary the reasons as stated in the Objection Notice. If such litigation is commenced, the prevailing party shall be entitled to an award of actual attorneys fees and all costs associated with the litigation. In the event litigation is commenced, Arizona Escrow shall interplead the POA and any remaining Escrow Funds with the Court in which the action is pending.

6.   Investment of Escrow Funds.
--------------------------------

     The Escrow Funds, other than YPNT stock, shall be credited by Arizona Escrow and recorded in an escrow account. Arizona Escrow shall be permitted, and is hereby authorized to deposit, transfer, hold and invest all funds, other than YPNT stock, received under this Escrow Agreement including principal and interest in any authorized FDIC insured account or instrument as specified by the Arizona State Banking Department during the period of this escrow. Any interest received by Arizona Escrow with respect to the Escrow Funds, including reinvested interest shall become part of the Escrow Funds, and shall be disbursed to Telco as directed in writing by Telco. The parties agree that, for tax reporting purposes, all interest or other taxable income earned on the Escrow Funds in any tax year shall be taxable to Telco.

     The parties hereto shall within thirty (30) days after the date hereof, provide Arizona Escrow with certified tax identification numbers by furnishing appropriate IRS forms W-9 or W-8 and other forms and documents that Arizona
Escrow may reasonably request. The parties hereto understand that if such tax reporting documentation is not so certified to Arizona Escrow, Arizona Escrow may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the Escrow Fund pursuant to this Escrow Agreement.

     Telco agrees to indemnify and hold Arizona Escrow harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against Arizona Escrow on or with respect to any payment or other activities under this Escrow Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall arise out of or be caused by the actions of, or failure to act, by Arizona Escrow.

7.   Notices.
-------------

All notices, requests, demands, and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile/email transmission to the facsimile number/email address given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to Onramp:
               Chad Kissinger, President
               Onramp Access, Inc.
               3012 Montopolis Drive, Suite 300
               Austin, Texas 78741

               And to:
               Richard P. Kissinger, Esq.
               KISSINGER & FELLMAN, P.C.
               Ptarmigan Place, Suite 900
               3773 Cherry Creek N. Drive, Suite 900
               Denver, Colorado 80209

If to Telco:
               Angelo Tullo, President
               Telco Billing, Inc.
               4840 East Jasmine Street, Suite 105
               Mesa, Arizona 85205

               And to:
               Peter Strojnik, Esq.
               PETER STROJNIK, P.C.
               3030 North Central Avenue
               Suite 1401
               Phoenix, Arizona 85012

If to Arizona Escrow:

               Don Graham, President
               ARIZONA ESCROW & FINANCIAL CORPORATION
               3700 North 24th Street, Suite 130
               Phoenix, Arizona 85016

or to such other address as a party shall designate by written notice to all other parties to the Escrow Agreement.

8.   Arizona Escrow's Liability.
--------------------------------

     Arizona Escrow undertakes to perform such duties and only such duties as are specifically set forth in this Escrow Agreement, and no implied covenants or obligations shall be read into this Escrow Agreement against Arizona Escrow. In the absence of gross negligence or willful misconduct on its part, Arizona Escrow may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Arizona Escrow. Arizona Escrow may act upon any instrument, certificate, opinion or other writing believed by it without gross negligence to be genuine, and shall not be liable in connection with the performance by it of its duties pursuant to the provisions of the Escrow Agreement, except for its own gross negligence or willful misconduct. Arizona Escrow may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel. Arizona Escrow may execute powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

9.   Termination of Escrow.
---------------------------

     Upon the conclusion of Arizona Escrow's duties hereunder, any remaining Escrow Funds held by the Arizona Escrow pursuant to the terms of this Escrow Agreement shall be paid by Arizona Escrow to Telco or its successors or assigns.

10.  Fees and Expenses.
-----------------------

     Arizona Escrow is entitled to compensation in accordance with "Exhibit C" attached hereto and incorporated herein by reference and shall be payable by Telco. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Arizona Escrow's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for
                    -----------------
the disbursement of funds under this Escrow Agreement are not fulfilled, or the Arizona Escrow renders any material service not contemplated in this Escrow Agreement or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Arizona Escrow is made a party to any litigation pertaining to this Escrow Agreement, or the subject matter hereof, then the Arizona Escrow shall be reasonably compensated by Telco for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event.

11.  Indemnification of Arizona Escrow.
---------------------------------------

     Telco and Onramp both jointly and severally hereby indemnify and hold harmless the Arizona Escrow from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Arizona Escrow may suffer or incur by reason of any action, claim or proceeding brought against the Arizona Escrow arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the willful misconduct of the Arizona Escrow.

12.  Resignation.
----------------

     Arizona Escrow may resign upon 30-days advance written notice to the parties hereto. If a successor escrow agent is not appointed within the 30-day period following such notice, Arizona Escrow may petition any court of competent jurisdiction to name a successor Escrow Agent or interplead the Escrow Funds with such court, whereupon Arizona Escrow's duties hereunder shall terminate.

13.  Successors and Assigns.
---------------------------

     Except as otherwise provide for in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

14.  Governing Law; Jurisdiction.
--------------------------------

     This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of Arizona, without giving effect to the principles of conflict of laws thereof.

15.  Amendments; Waivers.
------------------------

     This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any conditions, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

16.  Counterparts.
-----------------

     This Escrow Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

17.  Entire Agreement.
---------------------

     This Escrow Agreement contains the entire understanding among the parties hereto with respect to the escrow contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

18.  Section Headings.
---------------------

     The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

19.  Severability.
-----------------

     In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed the day and year first above written.

TELCO BILLING, INC.

By   /s/Angelo  Tullo
  -----------------------------

Its  President
   ----------------------------

ONRAMP ACCESS, INC.

By   /s/  Chad  Kissinger
  -----------------------------

Its  President
   ----------------------------

ARIZONA ESCROW & FINANCIAL CORPORATION
AS ESCROW AGENT

By   /s/  Don  Graham
  -----------------------------

Its  President
   ----------------------------